Exhibit 99.1

Management Presentation March 2015 Nasdaq: ZAZA

Investor Notices Nasdaq: ZAZA 2 Forward-Looking Statements. This presentation and other written or oral statements made by or on behalf of ZaZa Energy Corporation (the “Company”) contain forwardlooking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, including without limitation, statements and projections regarding the Company’s future financial position, operations, performance, business strategy, returns, budgets, reserves, levels of production and costs, statements regarding future commodity prices and statements regarding the plans and objectives of the Company’s management for future operations, are forward-looking statements. The Company’s forward looking statements are typically preceded by, followed by or include words such as “will,” “may,” “could,” “would,” “should,” “likely,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “goal,” “project,” “plan,” “intend” and similar words or expressions. The Company’s forward-looking statements are not guarantees of future performance and are only predictions and statements of the Company’s beliefs based on assumptions that may prove to be inaccurate. Forward-looking statements involve known, unknown or currently unforeseen risks and uncertainties that may be outside of the Company’s control and may cause the Company’s actual results and future developments to differ materially from those projected in, and contemplated by, such forward-looking statements. Risks, uncertainties and other factors that could cause the Company’s actual results to materially differ from the expectations reflected in the Company’s forward-looking statements include, without limitation, our registered public accounting firm has expressed doubt about our ability to continue as a going concern; fluctuations in the prices for, and demand for, oil, natural gas and NGLs; our substantial level of indebtedness; problems with our joint ventures or joint venture partners; our ability to raise necessary capital in the future; exploratory risks associated with new or emerging oil and gas formations; risks associated with drilling and operating wells; inaccuracies and limitations inherent in estimates of oil and gas reserves; our ability to replace oil and gas reserves; requirements to repurchase certain of our outstanding debt; and any other factors or risks listed in the reports and other filings that the Company has filed and may file with the Securities and Exchange Commission (the “SEC”). Any forward-looking statements made by the Company in this presentation and in other written and oral statements are based only on information currently available to the Company and speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future developments or otherwise. Market & Industry Data. The market and industry data contained in this presentation and other written or oral statements made by or on behalf of the Company are based on management’s own estimates, internal company research, surveys and studies conducted by third parties and industry and general publications, and in each case, are believed by management to be reasonable estimates. The Company has not independently verified market and industry data from third party sources. This data is subject to change and cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey of market or industry data. As a result, you should be aware that market and industry data set forth herein, and estimates and beliefs based on such data, may not be reliable. Cautionary Note. The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms (and price and cost sensitivities for such reserves), and prohibits the disclosure of resources that do not constitute such reserves. This presentation and other written or oral statements made by or on behalf of the Company may contain certain terms, such as resource potential and exploration target size, that are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. SEC guidelines strictly prohibit the Company from including such estimates in filings with the SEC. Investors are encouraged to consider closely the disclosure in our reports and other filings that the Company has filed and may file with the SEC, all of which are available on our website at www.zazaenergy.com or by written request to ZaZa Energy Corporation, Attn. Investor Relations, 1301 McKinney Street, Suite 2800, Houston, Texas 77010.

Company Snapshot

AN EMERGING EAGLE FORD EAST PRODUCER

ZAZA ENERGY CORPORATION

Overview

- **ZaZa Energy Corporation ("ZaZa" or the "Company") is an E&P company focused primarily in the Eagle Ford East trend in East Texas and the Eagle Ford trend in South Texas**
  - ~41,600 net acres (6,747 HBP) in the Eagle Ford East and Lower Cretaceous windows
  - Proved reserves of 1.0 MMBoe and proved PV-10 of $8.2 million
  - Significant undeveloped acreage and Proved Undeveloped reserves for development
  - Current net production (Boe/d): 600
  - 2015 capex plan includes 2 horizontal Eagle Ford wells and 8 vertical Buda Rose stack and frac wells

Key Statistics

Stock Price (2/24/2015)	$2.11
52 Week High / Low	$10.60 - $1.22
Common Shares Outstanding (2/24/2015)	13.1 MM
Public Float	5.4 MM
Average Daily Volume (3 Month)	438 M
Market Capitalization	$27.7 MM
Insider & Employee Holdings	60%
Fiscal Year End	December 31
Headquarters	Houston, TX
Nasdaq Ticker	ZAZA

Nasdaq: ZAZA

3

Capitalization & Asset Overview Nasdaq: ZAZA 4 Capitalization Asset Map Total Developed Undeveloped Region Net Acres (HBP) Net Acres Net Acres EOG JV Acreage 31,821 6,747 25,075 Houston Expansion Acreage 9,751 - 9,751 Sweethome JV Acreage 907 537 370 Sweethome Non JV AMI Acreage 26 - 26 STX Eagle Ford Acreage 2,669 1,398 1,271 Total 45,174 8,682 36,493 12/31/2014 Coupon Maturity Cash $6.3 Senior Secured Notes due 2017 $13.9 10.0% Feb-17 Convertible Senior Notes due 2017 40.0 9.0% Aug-17 Subordinated Notes due 2017 47.3 8.0% Aug-17 Total Debt $101.2 Stockholder's Capital ($64.0) Total Capitalization $37.2 PREMIER ACREAGE POSITION

Investment Highlights

MAXIMIZING SHAREHOLDER VALUE

ZAZA ENERGY CORPORATION

Strong Reserves & Production

- 1.0 MMBoe Total Proved Reserves: 543.7 MBbls (57% liquids); $8.2 mm PV-10[1]
- Proved Developed reserves of 645.1 MBoe, $7.3 mm PV-10[1]
- Current production of ~600 Boe/d

Well Positioned Acreage in Core Eagle Ford East

- 31,821 net acres in Madison, Grimes and Walker counties, the core of the Eagle Ford East
- 9,751 net acres in Houston, Leon and Trinity counties
- 3,602 net acres in Dewitt, Lavaca, McMullen and Wilson counties
- 45,174 total net acres (8,682 HBP) in the Eagle Ford East and Eagle Ford trends
- Offset producers include Anadarko, Apache, Contango Oil & Gas, Devon Energy, Encana, Energy & Exploration Partners, EOG Resources, Gastar Exploration, Halcon Resources, New Gulf Resources, Sequitur, SM Energy and XTO

Top Tier Operating Partners & JV Arrangement

- Partnered with one of the leading operators, EOG Resources, with whom the Company has an AMI and JOA agreement covering 147,000 gross / 31,821 net acres in Madison, Grimes & Walker counties
- JV terms included multiple stages and substantial carry values
- The Company has the ability to propose wells to EOG for drilling beginning January 2015

Significant Drilling and Development Potential

- Significant undeveloped acreage position and downspacing opportunities
- Potential to book 80 additional Buda Rose wells if the Company is fully capitalized
- 1,766 VT Buda Rose locations based on 80 acre spacing in Madison, Grimes & Walker counties
- 416 HZ Eagle Ford locations based on 320 acre spacing in Madison, Grimes & Walker counties
- 1,260 HZ Buda, Kiamichi, Goodland and Glenrose locations (320 acre spacing) in Madison, Grimes & Walker counties
- High MMBtu / rich gas (1,200 – 1,500) in multiple zones

Experienced Management & Technical Team

- Average of 20+ years of experience
- Technical team has collectively participated in the drilling and completion of over 5,500 wells

(1) Reserves as of December 31, 2014, assuming $63.74 oil and $3.75 gas prices

Nasdaq: ZAZA

5

Reserve Summary – SEC Price Case 1 Oil NGL Gas Total PV-10 (MBbls) (MBbls) (MMcf) (MBoe) % Liquids ($ MM) Proved Developed Producing 186.9 186.6 1,754.0 665.8 56.1% $11.3 Proved Developed Non-Producing 0.0 - 107.2 17.9 0.2% 0.1 Proved Undeveloped 91.7 112.3 738.4 327.1 62.4% 3.1 Total 278.6 298.9 2,599.6 1,010.8 57.1% $14.5 1 As of December 31, 2014 and prepared by Ryder Scott; Oil $92.76/Bbl, NGLs $33.97/Bbl, Gas $4.12/Mcf Reserve Summary – $64 / Bbl Oil Case 1 Oil NGL Gas Total PV-10 (MBbls) (MBbls) (MMcf) (MBoe) % Liquids ($ MM) Proved Developed Producing 173.2 175.9 1,671.5 627.6 55.6% $7.3 Proved Developed Non-Producing 0.0 - 104.9 17.5 0.2% - Proved Undeveloped 87.5 107.1 704.6 312.1 62.4% 1.0 Total 260.7 283.0 2,480.9 957.2 56.8% $8.2 1 As of December 31, 2014 and prepared by Ryder Scott; Oil $63.74/Bbl, NGLs $33.88/Bbl, Gas $3.75/Mcf Reserves Overview Nasdaq: ZAZA 6 PDP 627.6 PDNP 17.5 PUD 312.1 PDP $7.3 PUD $1.0 Oil 27.2% NGL 29.6% Gas 43.2% $64 / Bbl Oil Case Proved Reserves (957.2 MBoe) $64 / Bbl Oil Case PV-10 ($8.2MM) $64 / Bbl Oil Case Hydrocarbon Breakdown (%) LIQUIDS RICH ASSET BASE

Eagle Ford East Development Targets Nasdaq: ZAZA 7 W 8300 8400 8500 8600 8700 8800 8900 9000 9100 9200 9300 9400 9500 9600 9700 9800 9900 10000 10100 10200 10300 10400 10500 10600 10700 10800 10900 11000 11100 11200 11300 11400 11500 11600 1700 0 300 GR [GAPI] (CTR) 0.2 2000 RT90 [ohmm] 0.45 -0.15 DPHI [%] 0.45 -0.15 NPHI [CFCF] 20 20000 TOTAL_GASES 1,000’ Austin Chalk Woodbine Dexter Sands Lower Eagle Ford Buda Georgetown Kiamichi Goodland/Edwards Paluxy Glen Rose A Glen Rose B Glen Rose C Glen Rose D Glen Rose E Glen Rose G Vertical Options Horizontal Options Horizontal Wells 17-25 multi-stage completion Planned Development – Vertical Lower Cretaceous (“Buda Rose”) Wells Comingled 7 stage (“Stack and Frac”) completion INITIATING BUDA ROSE VERTICAL WELL DRILLING PROGRAM Data based on Burk Royalty Co. LTD – Etheredge #1 42-225-31198, Houston Co., TX Oil Volatile Oil/Wet Gas

Potential Well Locations & Illustrative Well Economics 8 Nasdaq: ZAZA Well Development Options Horiztonal Buda 1 Vertical Buda-Rose 2 Wellhead Volumes Gas (MMcf) 3,628 2,141 Oil (MBbls) 702 218 Total (MBoe) 1,307 575 Gross Sales Volumes Gas (MMcf) 2,902 1,713 Oil (MBbls) 702 218 NGL (MBbls) 363 161 Total (MBoe) 1,548 664 Well Cost ($M) $8,000 $3,500 Operating Expenses Fixed Opex / Well / Month ($) $10,000 $7,000 Variable Gas ($ / Mcf) $0.30 $0.30 Variable Oil ($ / Bbl) $3.00 $3.00 Overhead (% of Revenue) 1.0% 1.0% G&T ($ / Mcf) $0.25 $0.25 Water Hauling ($ / Bbl) $2.00 $2.00 Pricing Gas ($ / Mcf) $3.20 $3.20 Oil ($ / Bbl) $58.00 $58.00 NGL ($ / Bbl) $15.00 $15.00 Interest Working Interest (%) 100.0% 100.0% Revenue Interest (%) 75.0% 75.0% Taxes Severance, Oil (%) 4.6% 4.6% Severance, Gas and NGL (%) 7.5% 7.5% Ad Valorem (%) 2.5% 2.5% Single Well IRR 60.6% 29.3% Single Well PV-10 ($M) $6,307 $1,755 Single Well Discounted ROI 1.8x 1.5x 1 Type curve based on Vi ck B well 2 Type curve based on 10 Buda-Rose wells in nearby area Potential Well Locations Gross Spacing Area Locations (Acres) Direction Counties Buda Rose 1766 80 Vertical Walker, Grimes, Madison Eagle Ford 416 320 Horizontal Walker, Grimes, Madison Buda 394 320 Horizontal Walker, Grimes, Madison Kiamichi 238 320 Horizontal Walker, Grimes, Madison Goodland 238 320 Horizontal Walker, Grimes, Madison Upper Glenrose 390 320 Horizontal Walker, Grimes, Madison Lower Glenrose 390 320 Horizontal Walker, Grimes, Madison Illustrative Well Economics SIGNIFICANT DRILLING AND DEVELOPMENT POTENTIAL 0 5,000 10,000 15,000 20,000 25,000 1 31 61 91 121 151 181 211 241 271 301 331 Monthly Production (Boe) Month Vertical Buda Rose Type Curve

PUD Value Upside Potential From 80 Unitized Tract Drilling Locations Nasdaq: ZAZA 9 Corporate Valuation as of December 31, 2014 ($ in millions, except valuation multiples) Metric Category Metric Multiplier Valuation Proved Reserves Year End 2014 PV-10 1 $14.5 Acreage Undeveloped Net Acreage to ZaZa 36,493 $3,000 $109.5 Total Enterprise Value $123.9 Less: Total Debt (101.2) Plus: Cash 6.3 Implied Net Asset Value (Equity) $29.0 Shares Outstanding (excludes warrants) 13.1 Implied Stock Price $2.21 Plus: PUD PV-10 increase with additional liquidity 2 52.4 1 Value based on 12/31/2014 SEC price case 2 Value represents 80 net (21% working interest) PUD drilling locations on EOG JV AMI unitized tracts (78 vertical Buda Rose wells and 2 horizontal Buda well s ) and assumes $65 / Bbl oil CORPORATE VALUATION AS OF DECEMBER 31, 2014

Eagle Ford and Lower Cretaceous Completions Nasdaq: ZAZA 10 SIGNIFICANT OFFSET ACTIVITY Walker Development Area

Lease Acreage Maps

MATERIAL POSITION IN COMPETITIVE LANDSCAPE

ZAZA ENERGY CORPORATION


Eagle Ford East
APC
XTO
ZAZA
EOG
Leon-Houston-Trinity Development Area
ENXP
New Gulf
XTO
Sequitur
XTO
ZAZA
ZAZA
Juneau
APC
EOG
Grisham 1
IP-30: 675 Boe/d
Vick "B" Unit 1
IP-30: 2,311 Boe/d
XTO
Laura Unit 1
IP-30: 570 Boe/d
Sequitur
WAC
Silver Oak
Colburn 3H
IP-30: 585 Boe/d
ZAZA-EOG
EOG
SM
HK
McAdams 1H
IP-30: 929 Boe/d
Toby
IP-30: 488 Boe/d
Walker Development Area
APC
EOG
APC
APA
EOG


Eagle Ford
Penn Virginia
Sabine
Machicek 1H
IP-30: 846 Boe/d
Boening 1H
IP-30: 1,328 Boe/d
ZAZA-Sabine
Langley 1H
IP-30: 764 Boe/d
Lavaca
Devon
(Former GeoSouthern)
DeWitt

*Note: Excludes McMullen and Wilson counties acreage.

Nasdaq: ZAZA

11

Eagle Ford East Competitors Nasdaq: ZAZA 12 PREMIER OFFSET PRODUCERS

Regional Woodbine/Eagle Ford Cross Section (West-East) 13 HALCON CRIMSON EOG SM ENERGY ZAZA/EOG

Regional Lower Cretaceous Cross Section (North-South) 14 BUDA 175 BOPD & 770 MCFGPD DEXTER 63 BOPD & 450 MCFGPD BUDA 112 BOPD & 586 MCFGPD GLENROSE 252 BOPD & 1414 MCFGPD BUDA/GLENROSE 30 BOPD & 1939 MCFGPD Toby Unit#1 BUDA 50 BOPD & 3272 MCFGPD NORTH-SOUTH STRATIGRAPHIC CROSS SECTION Datumed on Kiamichi Shale ZAZA/EOG BURK/SEM Nasdaq: ZAZA

Most Likely Potential Area (Buda Rose) – 1,766 Locations Nasdaq: ZAZA 15 Buda, Georgetown, and Edwards Potential No Buda Tests (Possibly Productive) Fractured Core 1,766 80-Acre Vertical Locations Potential 80-Acre Location Buda Test

Most Likely Potential Area (Horizontal Eagle Ford) – 416 Locations Nasdaq: ZAZA 16 416 320-Acre Horizontal Locations Potential 320- Acre Horizontal Location Eagle Ford Test

Most Likely Potential Area (Horizontal Buda) - 394 Locations Nasdaq: ZAZA 17 Buda, Georgetown, and Edwards Potential No Buda Tests (Possibly Productive) Fractured Core 394 320-Acre Horizontal Locations Potential 320-Acre Horizontal Location Buda Test

Horizontal Buda Geomechanics Nasdaq: ZAZA 18 Depth Pressure Water Increasing Gas 1500’ Hydrocarbon Column Eagle Ford Shale L. Cretaceous Carbonates P Partially Breached Seal BUDA-EDWARDS IP 657 BOPD & 1919 MCFPD BUDA-EDWARDS IP 539 BOPD & 2504 MCFPD BUDA-EDWARDS IP 412 BO & 702 MCFPD BUDA-EDWARDS IP 400 BO & 7275 MCFPD BUDA HORIZONTAL IP30 529 BO & 2400 MCFPD Flexure Flexure Buda Fractures

Most Likely Potential Area (Horizontal Kiamichi) - 238 Locations Nasdaq: ZAZA 19 238 320-Acre Horizontal Locations Potential 320- Acre Horizontal Location Kiamichi Test KIAMICHI GEORGETOWN BUDA EDWARDS LIME EDWARDS SHALE

Most Likely Potential Area (Horizontal Goodland) - 238 Locations Nasdaq: ZAZA 20 238 320-Acre Horizontal Locations Potential 320- Acre Horizontal Location Edwards/Goodland Test

Most Likely Potential Area (Horizontal Glenrose) - 390 Locations Nasdaq: ZAZA 21 Colburn 3H (Glenrose) Completion 12-11-2014 390 320-Acre Horizontal Locations Potential 320- Acre Horizontal Location GlenroseTest

Proven Technical Leadership 22 Todd Brooks (Founder, Executive Director, President & CEO). Founded ZaZa Energy, LLC in 2009. Led company into multiple, scaled drilling and development JVs in the Eagle Ford trends. Took ZaZa public via reverse merger in early 2012. Principal of Neuhaus Brooks Investments of Texas, LLC, a company making strategic energy investments across multiple geographic regions. Experienced landman, E&P investor, and entrepreneur. B.A. in Economics from Vanderbilt University; J.D. from South Texas College of Law SIGNIFICANT EXPERIENCE Thomas Bowman (EVP Evaluation, Geology and Geophysics). Served in various roles such as Evaluation Manager and Exploration Advisor at Aspect Abundant Shale, Bass Enterprises, Fina Oil and Chemical and Tenneco Oil Co. Industry-recognized specialist in identification of resource plays and the utilization of geophysical advancements; involved in the completion of over 1,000 horizontal resource wells across a majority of US shale plays. B.S. from Montana College of Mineral Science and Technology; Licensed by the Texas Board of Professional Geoscientists Rod Guice (Completion Engineering Manager). Served in various senior engineering, management, and executive roles at Rendova Oil Company, El Paso E&P, Snyder Oil Corporation, Ensign Oil & Gas, LukOil-AIK, BHP Billiton and Admiral Bay USA. 35 years of international experience specializing in drilling, completion, workover, stimulation and production operations; reservoir management; artificial lift design, operation and troubleshooting. B.S. Petroleum Engineering from Louisiana Tech University Niko Anagnostopolous (Completions Engineer). Prior to joining ZaZa, served as a Stimulation Field Engineer for Schlumberger and supervised treatments at stimulation consulting firm Sigma-Cubed. Successfully supervised over 1,800 fracs in his career. M.S. in Industrial Engineering from Northeastern University CD Longo (Land Manager). Served as Executive Vice President and General Counsel for land service company Iron Will Energy, Inc. Supervised large scale land projects throughout the United States. Experienced Landman who has negotiated millions of dollars worth of leases, permits, surface-use agreements, etc. Member of AAPL. B.A. in Communication from University of Missouri. J.D. from Saint Louis University School of Law

Seasoned Commercial Team 23 SIGNIFICANT EXPERIENCE Scott Gaille (Chief Compliance Officer & General Counsel). Served as Director Business Development for Occidental Oil & Gas Corporation. Formerly Vinson & Elkins LLP attorney & General Counsel of regulated investment company. Adjunct Professor at Rice University’s Graduate School of Business and Lecturer in Law at the University of Chicago Law School. B.A. in Government from the University of Texas with High Honors and elected to Phi Beta Kappa. J.D. from the University of Chicago with High Honors and Olin Fellow in Law and Economics Paul Jansen (Chief Financial Officer & Chief Accounting Officer). Served as Chief Accounting Officer and Controller for Crimson Exploration Inc. Previously with PricewaterhouseCoopers LLP in Houston, the Netherlands and the United Kingdom serving oil and gas clients in the United States and Europe, most recently as a senior manager assurance. M.S. in Finance from Maastricht University in Maastricht, the Netherlands . CPA in the State of Texas and the equivalent of a CPA in the Netherlands Terry Hobbs (Controller & Treasurer) . Prior to joining ZaZa, served as Controller for an independent exploration and development company with operations focused along the Louisiana and Texas Gulf Coast . 20+ years experience in U.S. Consolidation of over 40 entities, Financial Reporting Manager, Treasury and Acquisitions & Development for TOTAL E&P USA, Inc., a U.S. subsidiary of TOTAL SA France . B.B.A. in Accounting from the University of Houston Ted Wicks (VP of Capital Markets) . Served as Head of Houston Energy Lending for Independent Bank Group and Director of Acquisitions and Divestitures at Cathexis Oil & Gas . Previously held senior positions with leading commercial and investment banks including RBC Capital Markets, Key Banc, and First Albany Capital . 15+ years of energy industry and capital markets experience . BA in Accounting and Finance and MBA in Finance from University of St. Thomas

Nasdaq: ZAZA 24 Appendix

Credit Suisse Research Update

EAST TEXAS HIGHLIGHTS

ZAZA ENERGY CORPORATION

- Credit Suisse released a research update on EOG in February of 2015 where they discussed EOG and ZaZa's success in East Texas. Highlights of the update include:
  - EOG's Vick "B" Unit #1H discovery well is prolific judging by early production history:
    - On a two-stream basis, the well had an Initial Production (IP) rate for the first 30 days of 2,311 Boe/d, making it the most prolific well drilled in the Brazos Basin
    - More importantly, the well has produced over 570 MBoe in the first 13 months it has been online and still produces at an average daily rate in excess of 1,000 Boe/d
    - In the first 150 days, the well has produced 250 MBoe, far exceeding the initial rate of 120+ MBoe from a typical well within EOG's Eagle Ford shale franchise asset

Top 20 E TX Horizontal Wells (IP-30 Boe/d)


EOG Buda Producer
Woodbine Producers

Vick B Unit Well Performance


Cumulative BOE Production
Avg. Monthly Mboe/d Production

Eagle Ford Wells: 150 Day Cum. Production


Vick 'B' Unit
PXD
DVN
SFY
EOG
SM
ROSE
COP
EPE
MRO
PVA
ECA
TLM
MTDR
CHK
CRK
CRZO
APC
MUR
150d CUM (Mboe)
% Dry Gas

- Credit Suisse believes that a "zone of certainty" has been established and references EOG's participation in ZaZa's three vertical JV wells which have had impressive one year production results of 181 MBoe, 191 MBoe and 136 MBoe
  - Based on its analysis of these wells, Credit Suisse believes that at $55 oil and $3.50 gas, ZaZa's vertical wells achieve a pre-tax IRR greater than 25% and notes these wells are competitive even in a low price environment
- Credit Suisse notes an interesting "tell" due to a $300 million pipeline which was announced on January 26, 2015 to service East Texas producers despite the sharp decline in oil prices. The pipeline runs through EOG/ZaZa's acreage position
- Additionally, Energy Transfer has plans to build a $90 million gas processing plant in Houston county

25

Recent Eagle Ford East Transactions Nasdaq: ZAZA 26 PRIVATE EQUITY PARTNERSHIPS

Recent Eagle Ford East Transactions Nasdaq: ZAZA 27 MERGERS & ACQUISITIONS

Eagle Ford East Nasdaq: ZAZA 28 RECENT RIG ACTIVITY

Nasdaq: ZAZA 29 ZaZa Energy Corporation Contacts Ted Wicks VP of Capital Markets 713-595-1913 ted.wicks@zazaenergy.com Todd Brooks Chief Executive Officer & President 713-595-1949 toddb@zazaenergy.com Paul Jansen Chief Financial Officer 713-595-1937 paul.jansen@zazaenergy.com